Exhibit 15.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-138528) of Turkcell Iletisim Hizmetleri A.S. of our report dated March 22, 2007 relating to the consolidated financial statements of Fintur Holdings B.V.

/s/ Basaran Nas Bagimsiz Denetim ve Serbest Muhasebeci Mali Musavirlik A.S.

Basaran Nas Bagimsiz Denetim ve Serbest Muhasebeci Mali Musavirlik A.S.

a member of PricewaterhouseCoopers

Mert Tuten, SMMM

Istanbul, April 20, 2007

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